[TCW LOGO]-Registered Trademark-
TCW CONVERTIBLE
SECURITIES FUND, INC.
-------------------------------
DIRECTORS AND OFFICERS
Ernest O. Ellison
PRESIDENT AND DIRECTOR
John C. Argue
DIRECTOR
Norman Barker, Jr.
DIRECTOR
Richard W. Call
DIRECTOR
Matthew K. Fong
DIRECTOR
John A. Gavin
DIRECTOR
Patrick C. Haden
DIRECTOR
Charles A. Parker
DIRECTOR
Robert G. Sims
DIRECTOR

Thomas D. Lyon
SENIOR VICE PRESIDENT
Kevin A. Hunter
SENIOR VICE PRESIDENT
Thomas E. Larkin, Jr.
SENIOR VICE PRESIDENT
Hilary G.D. Lord
SENIOR VICE PRESIDENT
AND ASSISTANT SECRETARY
Alvin R. Albe, Jr.
SENIOR VICE PRESIDENT
Phillip K. Holl
SECRETARY
Michael E. Cahill
GENERAL COUNSEL AND
ASSISTANT SECRETARY
George Winn
ASSISTANT TREASURER

-------------------------------------------------------
SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
-------------------------------------------------
TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770
-------------------------------------------------
CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
-------------------------------------------------
INDEPENDENT AUDITORS
Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071
-------------------------------------------------
LEGAL COUNSEL
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071
-------------------------------------------------

TCW Convertible
Securities Fund, Inc.
-----------------------------
-----------------------------

SEMI-ANNUAL REPORT

June 30, 2001
                                                [TCW LOGO]-Registered Trademark-

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

    The first half of 2001 was a difficult period for the convertible market. Stocks continued to decline, especially those in growth sectors such as health care, technology, telecommunications and media. This combined with widening credit spreads created substantial downward pressure on the prices of many convertible securities.

PERFORMANCE OF THE FUND'S SHARES

    For the six months ended June 30, 2001, the TCW Convertible Securities Fund, Inc., (the "Fund") return on Net Asset Value (NAV) was negative 6.74%. The Fund's shareholders realized a return of negative 6.78% from a decrease in the market price of the Fund from $10.38 on December 31, 2000, to $9.25 on June 30, 2001 (with dividends reinvested). The total distribution for the period was $0.42. This represents the two regular quarterly dividends of $0.21. The Fund's market price per share on June 30, 2001 represents a premium of 23.66% to the Fund's NAV of $7.48.

FUND STRATEGY AND OUTLOOK

    The performance of the Fund during the first half of 2001 was disappointing. The stocks of companies in growth sectors of the economy continued to fall sharply. Particularly hard hit were companies in the technology, telecommunications, healthcare and media sectors. The majority of the declines in these sectors occurred in the first quarter of this year, and many of these stocks rebounded during the second quarter. Nonetheless, the Fund's significant position in these sectors and bias towards investing in "growth" companies have led to poor performance this year. While growth companies have performed poorly this year, we continue to be optimistic that many of these companies will resume growing at above average rates when economic growth accelerates. To position the Fund to perform when a recovery occurs, we continue to search for companies which can provide growth at reasonable value. With the sharp declines of stocks in the technology, telecommunications and media sectors, we believe there are pockets of value, which have been created. The Fund has selectively added to some positions in the technology sector and in addition has sold several positions with high conversion premiums (little equity upside) and swapped into more equity sensitive convertibles. The Fund has done this for holdings in Nextel, Amkor, TranSwitch and Sanmina.

    The issuance of convertible securities in 2001 will easily eclipse last year's record of $61.5 billion. In the second quarter, there were 72 new convertible issues with net proceeds of nearly $35 billion brought to market. This brings the year-to-date total to 114 issues with a market value of $57.1 billion. Of the total issues year-to-date, 51 have been investment-grade. Only 18 of these issues have had a cash coupon/dividend. In addition, most of the investment-grade issues have also had relatively high conversion premiums which limit their upside potential. Thus, the Fund has been selective in its purchases of investment-grade convertibles this year and has purchased only 11 of the 51 issues brought to market. However, the abundance of issuance has still given the Fund a good pool of securities from which to choose attractive investments.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter (continued)
--------------------------------------------------------------------------------

    In addition to the strong new issue market, a couple of other observations are worthy of note:

1) The level of redemptions in the convertible market has fallen dramatically as stocks have come under pressure.
2) Many convertibles are selling close to bond value. The average investment premium is 27.6%, which is significantly lower than the three-year average of 39.7%. In general, this has increased the defensiveness of the market.
3) The average conversion premium of the market is 34.7%, while the three-year average is approximately 28%.

    Thus, the market is now more defensive and less equity-sensitive than it has been in some time. Does this mean convertibles are now less attractive? Honestly, we believe a portfolio with a current yield of 4%+, a yield-to-maturity of 7%+, on its convertible bonds, good credit quality and upside related to an underlying stock universe in which many stocks are currently depressed, is very attractive and will perform well relative to stocks and bonds over the next 12 to 24 months.

    Although the economy remains weak in the U.S., there are some signs of stabilization. U.S. factory orders, automobile sales, consumer confidence and consumer spending remain relatively strong. On the other hand, employment figures are generally weak, and capital spending declined sharply in the second quarter, with spending on technology equipment declining at a 20% rate. However, with 275 basis points of interest rate cuts, tax rebates, corporate cost-cutting and significant inventory reductions across many industries, we think the seeds have been sown for recovery. It's a mixed bag...but we will stick to our forecast of a fourth quarter rebound in the economy and the beginnings of a rally in the equity markets, possibly by Labor Day.

BOARD OF DIRECTORS
    During the first half of 2001, two of the Fund's directors, Coleman W. Morton and Lawrence J. Sheehan, announced their retirement from the board. Both Coleman and Larry have served the Fund and its shareholders since the Fund's inception in 1987. On behalf of the Fund and its shareholders I thank them for their exemplary service and wish them well in their future endeavors.

DIVIDEND REINVESTMENT PLAN
    Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the Fund's Net Asset Value per share. If the market price, including commission, is selling above the Net Asset Value, you will receive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price on the payment date.

    To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P.O. Box #11002, New York, New York 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance, please call our investor relations department at (877) TCW-MKTS (829-6587). As always, we would be pleased to accommodate your investment needs.

                     Sincerely,

                     /s/ Ernest O. Ellison
                     Ernest O. Ellison
                     President and Director

                     July 27, 2001

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (Unaudited)
June 30, 2001
--------------------------------------------------------------------------------

 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------
             FIXED INCOME SECURITIES
             ADVERTISING (2.5% OF NET ASSETS)
$ 4,000,000  Interpublic Group of Companies, Inc., (144A),
               1.87%, due 06/01/06.............................  $  3,225,000*
  4,000,000  Lamar Advertising Co., 5.25%, due 09/15/06........     4,700,000
                                                                 ------------
                 Total Advertising.............................     7,925,000
                                                                 ------------
             BANKING & FINANCIAL
              SERVICES (6.8%)
  7,400,000  E*TRADE Group, Inc., 6%, due 02/01/07.............     4,421,500
  1,765,000  E*TRADE Group, Inc., (144A), 6.75%, due
               05/15/08........................................     1,467,156*
  3,925,000  Lehman Brothers Holdings, Inc., (144A), 0.25%, due
               02/02/06........................................     3,414,750*
  9,710,000  Merrill Lynch & Company, Inc., 0%, due 05/23/31...     4,952,100
  6,755,000  Providian Financial Corp., 3.25%, due 08/15/05....     7,143,412
                                                                 ------------
                 Total Banking & Financial Services............    21,398,918
                                                                 ------------
             BUILDING MATERIALS (2.0%)
  7,000,000  American International Group, Inc., Exchangeable
               Home Depot, Inc., 1%, due 02/14/06..............     6,343,750
                                                                 ------------
             COMMERCIAL SERVICES (1.5%)
  6,400,000  Quanta Services, Inc., 4%, due 07/01/07...........     4,704,000
                                                                 ------------
             COMMUNICATIONS (0.4%)
    893,000  Deutsche Bank AG, Exchangeable Nortel Networks
               Corp., 7.25%, due 02/02/02......................     1,361,825
                                                                 ------------
             COMPUTER SERVICES (2.1%)
  3,005,000  CheckFree Holdings Corp., 6.5%, due 12/01/06......     2,482,881+
  4,625,000  Mercury Interactive Corp., (144A), 4.75%, due
               07/01/07........................................     4,098,906*
                                                                 ------------
                 Total Computer Services.......................     6,581,787
                                                                 ------------
 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------

             COMPUTER SOFTWARE (6.4%)
$ 1,315,000  BEA Systems, Inc., 4%, due 12/15/06...............  $  1,566,494
  3,940,000  BEA Systems, Inc., (144A), 4%, due 12/15/06.......     4,693,525*
  3,255,000  Jabil Circuit, Inc., 1.75%, due 05/15/21..........     3,438,094
    650,000  Rational Software Corp., 5%, due 02/01/07.........       703,625
  2,685,000  Rational Software Corp., (144A), 5%, due
               02/01/07........................................     2,893,087*
  1,830,000  Siebel Systems, Inc., 5.5%, due 09/15/06..........     3,957,375
  1,290,000  Siebel Systems, Inc., (144A), 5.5%, due
               09/15/06........................................     2,789,625*
                                                                 ------------
                 Total Computer Software.......................    20,041,825
                                                                 ------------
             ELECTRONICS (17.5%)
  2,275,000  Amkor Technology, Inc., 5%, due 03/15/07..........     1,851,281+
  2,025,000  Amkor Technology, Inc., (144A), 5.75%, due
               06/01/06........................................     1,850,344*
 10,945,000  Arrow Electronics, Inc., 0%, due 02/21/21.........     4,624,262
  8,000,000  ASM Lithography Holding N.V., (144A), 4.25%, due
               11/30/04........................................     7,600,000*
  3,765,000  Burr-Brown Corp., 4.25%, due 02/15/07.............     4,320,337
 16,500,000  Celestica, Inc., 0%, due 08/01/20.................     7,280,625
  4,430,000  GlobeSpan, Inc., (144A), 5.25%, due 05/15/06......     3,577,225*
  3,110,000  LSI Logic Corp., 4.25%, due 03/15/04..............     4,396,762
  4,825,000  Sanmina Corp., 4.25%, due 05/01/04................     6,043,313
  6,785,000  Solectron Corp., 0%, due 01/27/19.................     3,367,056
  1,795,000  TranSwitch Corp., (144A), 4.5%, due 09/12/05......     1,321,569*
  2,520,000  UBS AG, Exchangeable TranSwitch Corp., (144A),
               14%, due 04/25/02...............................     2,063,250*
  8,280,000  Vitesse Semiconductor Corp., (144A), 4%, due
               03/15/05........................................     6,696,450*
                                                                 ------------
                 Total Electronics.............................    54,992,474
                                                                 ------------

 * Restricted Security (Note 7).
+ Security partially or fully lent (Note 5).
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2001
--------------------------------------------------------------------------------

 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------
             ENERGY & OIL SERVICES (2.1%)
$ 2,840,000  Deutsche Bank AG, (144A), Exchangeable Enron
               Corp., 0%, due 11/18/04.........................  $  3,390,250*
  2,600,000  Kerr-McGee Corp., 5.25%, due 02/15/10.............     3,159,000
                                                                 ------------
                 Total Energy & Oil Services...................     6,549,250
                                                                 ------------
             ENTERTAINMENT & LEISURE (0.8%)
  2,500,000  Aristocrat Leisure, Ltd., (144A), 5%, due
               05/31/06........................................     2,609,375*
                                                                 ------------
             INDUSTRIAL--DIVERSIFIED (2.0%)
  9,140,000  SPX Corp., (144A), 0%, due 02/06/21...............     6,272,325*+
                                                                 ------------
             INSURANCE (1.9%)
  6,000,000  American International Group, Inc., 0.5%, due
               05/15/07........................................     6,157,500+
                                                                 ------------
             MEDIA--BROADCASTING & PUBLISHING (8.4%)
  5,540,000  Adelphia Communications Corp., 6%, due 02/15/06...     5,394,575
  1,340,000  American Greetings Corp., (144A), 7%, due
               07/15/06........................................     1,327,438*
  3,230,000  Charter Communications, Inc., 4.75%, due
               06/01/06........................................     3,448,025
  3,555,000  Charter Communications, Inc., (144A), 5.75%, due
               10/15/05........................................     4,443,750*
  5,870,000  Ciena Corp., 3.75%, due 02/01/08..................     4,483,213
  4,475,000  Comverse Technology, Inc., (144A), 1.5%, due
               12/01/05........................................     3,736,625*
  7,000,000  News America Holdings, Inc., (144A), 0%, due
               02/28/21........................................     3,465,000*
                                                                 ------------
                 Total Media--Broadcasting & Publishing........    26,298,626
                                                                 ------------
             PHARMACEUTICALS (2.6%)
 11,120,000  Roche Holdings, Inc., Exchangeable Genentech,
               Inc., (144A), 0%, due 01/19/15..................     8,340,000*
                                                                 ------------
             RETAILERS (1.0%)
  2,665,000  Venator Group, Inc., 5.5%, due 06/01/08...........     3,111,388
                                                                 ------------
 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------
             TELECOMMUNICATIONS (17.5%)
$ 6,895,000  American Tower Corp., 2.25%, due 10/15/09.........  $  5,653,900
  4,745,000  China Mobile, Ltd., 2.25%, due 11/03/05...........     4,774,656**+
  4,720,000  Echostar Communications Corp., 4.875%, due
               01/01/07........................................     4,194,900
  4,020,000  Exchangeable Certificates Corp., (144A), 0.25%,
               due 07/17/06....................................     3,761,233*
  6,725,000  Exodus Communications, Inc., 5.25%, due
               02/15/08........................................     1,496,313+
  8,960,000  Juniper Networks, Inc., 4.75%, due 03/15/07.......     6,451,200
 10,325,000  Merrill Lynch & Company, Inc., Exchangeable Time
               Warner, Inc., 0.25%, due 05/10/06...............    10,854,156
  7,780,000  Nextel Communications, Inc., 4.75%, due
               07/01/07........................................     7,177,050
  4,685,000  ONI Systems Corp., 5%, due 10/15/05...............     3,554,744
  5,500,000  Telefonos de Mexico, S.A. de C.V., 4.25%, due
               06/15/04........................................     7,088,125
                                                                 ------------
                 Total Telecommunications......................    55,006,277
                                                                 ------------
             TRANSPORTATION (1.9%)
  5,785,000  United Parcel Service, Inc., 1.75%, due
               09/27/07........................................     5,958,550
                                                                 ------------
                 TOTAL FIXED INCOME SECURITIES (COST:
                   $263,395,846) (77.4%).......................   243,652,870
                                                                 ------------

 Number of
  Shares
-----------
             EQUITY SECURITIES
             COMMON STOCK (COST: $14,660,549) (5.5%)
             MEDIA - BROADCASTING & PUBLISHING (5.5%)
    274,116  Clear Channel Communications, Inc.................    17,187,073**
                                                                 ------------
             CONVERTIBLE PREFERRED STOCK
             AEROSPACE/DEFENSE (1.2%)
     76,150  Raytheon, Inc., Class B, $4.125...................     3,739,726
                                                                 ------------

 + Security partially or fully lent (Note 5).
 * Restricted Security (Note 7).
** Non-income producing.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2001
--------------------------------------------------------------------------------

 Number of                                                          Market
  Shares                                                            Value
-----------                                                      ------------
             BANKING & FINANCIAL
              SERVICES (3.6%)
    148,270  CNB Capital Trust, $1.50..........................  $  5,782,530
    281,695  Morgan Stanley Dean Witter & Co., Exchangeable
               Yahoo!, Inc., $9.25.............................     2,084,543
     62,600  Washington Mutual, Inc., (144A), $35.79...........     3,341,275* **
                                                                 ------------
                 Total Banking & Financial Services............    11,208,348
                                                                 ------------
             COMMUNICATIONS (1.4%)
    123,120  Titan Capital Trust, $2.875.......................     4,293,810
                                                                 ------------
             INSURANCE (1.5%)
     72,300  QBE Insurance Group, Ltd., (144A), $4.00..........     4,871,213*
                                                                 ------------
             MEDIA--BROADCASTING & PUBLISHING (3.4%)
     65,000  Cox Communications, Inc., $3.50...................     3,819,400
      5,410  Radio One, Inc., (144A), $65.00...................     6,951,850*
                 Total Media - Broadcasting & Publishing.......    10,771,250
                                                                 ------------
             TELECOMMUNICATIONS (4.9%)
     54,860  Global Crossing, Ltd., $16.875....................     6,322,615
    202,500  MediaOne Group, Inc., Exchangeable Vodafone
               AirTouch PLC, $3.041............................     5,447,250
      1,900  Morgan Stanley Dean Witter & Co., Exchangeable
               Qualcomm, Inc., $100.55.........................     3,732,313
                                                                 ------------
                 Total Telecommunications......................    15,502,178
                                                                 ------------
             UTILITIES (2.1%)
     52,800  AES Trust III, $3.375.............................     3,643,200
     74,900  Alliant Energy Corp., (144A), $4.91...............     2,883,650*
                                                                 ------------
                 Total Utilities...............................     6,526,850
                                                                 ------------
                 TOTAL CONVERTIBLE PREFERRED STOCK
                   (COST: $57,792,514) (18.1%).................    56,913,375
                                                                 ------------
                 TOTAL EQUITY SECURITIES (COST: $72,453,063)
                   (23.6%).....................................    74,100,448
                                                                 ------------

 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------
             SHORT-TERM INVESTMENTS
$   755,642  American Express Co., 3.95%, due 07/11/01.........  $    755,642***
  1,511,283  Bank of Montreal, 3.8%, due 07/12/01..............     1,511,283***
  4,911,671  Bank of Montreal, 3.99%, due 07/02/01.............     4,911,671***
    260,036  Fleet National Bank, 4.205%, due 10/31/01.........       260,036***
    352,354  GMAC, 4.11%, due 03/08/02.........................       352,354***
  3,778,208  Goldman Prime SQ, 4.01%, due 07/02/01.............     3,778,208***
  3,716,629  Investors Bank and Trust Depository Reserve,
               2.75%, due 07/02/01.............................     3,716,629
  3,956,743  Merrimac Money Market Fund, 4.12%, due 07/02/01...     3,956,743***
  1,511,283  Royal Bank of Canada, 4%, due 07/02/01............     1,511,283***
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS
                   (COST: $20,753,849) (6.6%)..................    20,753,849
                                                                 ------------
                 TOTAL INVESTMENTS (COST: $356,602,758)
                   (107.6%)....................................   338,507,167

             LIABILITIES IN EXCESS OF OTHER ASSETS (-7.6%).....   (23,819,139)
                                                                 ------------
             NET ASSETS (100.0%)...............................  $314,688,028
                                                                 ============

 * Restricted Security (Note 7).
*** Represents investments of security lending collateral (Note 5). SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statement of Assets and Liabilities (Unaudited)
June 30, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at Value (Cost: $356,602,758) (Note 1)...........  $338,507,167
    Receivables for Securities Sold...............................       620,593
    Interest and Dividends Receivable.............................     2,371,400
                                                                    ------------
        Total Assets..............................................   341,499,160
                                                                    ------------
LIABILITIES:
    Distributions Payable.........................................     8,831,086
    Payables for Securities Purchased.............................       620,190
    Payables Upon Return of Securities Loaned (Note 5)............    17,037,220
    Accrued Investment Advisory Fees (Note 3).....................       155,080
    Other Accrued Expenses........................................       167,556
                                                                    ------------
        Total Liabilities.........................................    26,811,132
                                                                    ------------
NET ASSETS........................................................  $314,688,028
                                                                    ============
Net Assets were comprised of:
    Common Stock, par value $0.01 per share, (50,000,000 shares
      authorized, 42,052,794 shares issued and outstanding).......  $    420,528
    Paid-in Capital...............................................   339,744,397
    Distributions in Excess of Net Realized Gains on
      Investments.................................................    (7,381,306)
    Net Unrealized (Depreciation) of Investments..................   (18,095,591)
                                                                    ------------
NET ASSETS........................................................  $314,688,028
                                                                    ============
NET ASSET VALUE PER SHARE.........................................  $       7.48
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statement of Operations (Unaudited)
Six Months Ended June 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest (Note 1) (including security lending fees of
      $14,333)....................................................  $  7,742,566
    Dividends (Note 1) (net of foreign withholding of taxes of
      $19)........................................................     2,847,188
                                                                    ------------
        Total Investment Income...................................    10,589,754
                                                                    ------------
EXPENSES:
    Investment Advisory Fees (Note 3).............................       978,396
    Accounting Fees (Note 3)......................................        43,894
    Administration Fees...........................................        48,962
    Audit and Tax Service Fees....................................        17,269
    Transfer Agent Fees...........................................        29,025
    Custodian Fees................................................        10,668
    Directors' Fees & Expenses (Note 6)...........................        38,544
    Proxy Costs...................................................        21,598
    Listing Fees..................................................        17,979
    Insurance Costs...............................................         3,511
    Legal Fees (Note 6)...........................................        39,963
    Printing and Distribution Costs...............................        16,135
    Miscellaneous.................................................        13,284
                                                                    ------------
        Total.....................................................     1,279,228
                                                                    ------------
        Net Investment Income.....................................     9,310,526
                                                                    ------------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS
    Net Realized Gains on Investments.............................       249,427
    Change in Unrealized (Depreciation) of Investments............   (34,636,487)
                                                                    ------------
        Net Realized and Unrealized (Loss) on Investments.........   (34,387,060)
                                                                    ------------
(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................  $(25,076,534)
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months Ended
                                                       June 30, 2001       Year Ended
                                                        (Unaudited)     December 31, 2000
                                                      ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net Investment Income...........................    $  9,310,526      $  14,662,229
    Net Realized Gains on Investments...............         249,427         86,749,799
    Change in Unrealized (Depreciation) of
      Investments...................................     (34,636,487)      (118,579,766)
                                                        ------------      -------------
        (Decrease) in Net Assets Resulting from
          Operations................................     (25,076,534)       (17,167,738)
                                                        ------------      -------------
Distributions to Shareholders:
    From Net Investment Income......................      (9,310,526)       (14,662,229)
    From Net Realized Gains on Investments..........        (957,440)       (85,816,970)
    In Excess of Realized Gains.....................      (7,381,306)                --
                                                        ------------      -------------
        Total Distributions to Shareholders.........     (17,649,272)      (100,479,199)
                                                        ------------      -------------
Capital Share Transactions:
    Shares Issued in Reinvestment of Dividends
      (480,570 for the six months ended June 30,
      2001 and 207,029 for the year ended December
      31, 2000).....................................       4,859,313         (7,406,082)
                                                        ------------      -------------
        Total (Decrease) in Net Assets..............     (37,866,493)      (125,053,019)
NET ASSETS:
Beginning of Period.................................     352,554,521        477,607,540
                                                        ------------      -------------
End of Period.......................................    $314,688,028      $ 352,554,521
                                                        ============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of determination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Securities for which quotations are not readily available and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts and premiums on securities purchased are recognized as interest income and expense, respectively, using a constant yield to maturity. Realized gains and losses on investments are recorded on the basis of identified cost.

ADOPTION OF NEW ACCOUNTING PRINCIPLE: Effective January 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Fund did not amortize premiums. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following classification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:

            Description               Amount
            -----------               ------
Net Unrealized Appreciation........  $ 40,579
Distribution in Excess of Net
  Realized Gains on Investments....   (40,579)
                                     --------
Net Impact on Total Net Assets.....  $     --
                                     ========

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (Unaudited) (continued)
--------------------------------------------------------------------------------

    The effect of this change for the six months ended June 30, 2001 decreased net investment income by $19,709, increased net unrealized appreciation by $15,333, and increased net realized gain/loss by $4,376. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy to distribute quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order: first from net investment income, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year, and lastly, as a return of capital which is not taxable to shareholders.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may be primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share.

REPURCHASE AGREEMENTS: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

NOTE 2--FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

    For the six months ended June 30, 2001 the Fund realized on a tax basis net realized gains of $249,427 on security transactions.

    As of June 30, 2001 net unrealized appreciation for federal income tax purposes is comprised of the following components;

Appreciated securities......................................  $ 20,684,861
Depreciated securities......................................   (38,780,452)
                                                              ------------
Net unrealized (depreciation)...............................  $(18,095,591)
                                                              ============
Cost of securities for federal income tax purposes..........  $356,602,758
                                                              ============

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

    TCW Investment Management Company (the "Advisor") is the Investment Advisor of the Fund. As compensation for the services rendered,

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (Unaudited) (continued)
--------------------------------------------------------------------------------
facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million.

NOTE 4--PURCHASES AND SALES OF SECURITIES:

    For the six months ended June 30, 2001, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $172,598,904 and $257,648,700, respectively. There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2001.

NOTE 5--SECURITY LENDING:

    During the six months ended June 30, 2001, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At June 30, 2001, the cash received from the borrowing broker was invested in short-term investments valued at $17,037,220 which is 105.8% of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

    Directors who are not affiliated with the Advisor received, as a group, aggregate fees and expenses of $38,544 from the Fund for the six months ended June 30, 2001. Legal fees totaled $39,963 for the six months ended June 30, 2001. O'Melveny & Myers, of which an individual who is of counsel, serves as a director to the Fund. There were no payments to O'Melveny & Myers for the six months ended June 30, 2001. Certain officers and/ or directors of the Fund are also officers and/or directors of the Investment Advisor.

NOTE 7--RESTRICTED SECURITIES:

    The following restricted securities held by the Fund at June 30, 2001 were valued both at the date of acquisition and June 30, 2001, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933 (the "1933 Act"). Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the 1933 Act or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at June 30, 2001 is $101,084,871, which represents 32% of net assets. There were no securities deemed illiquid at June 30, 2001.

                                       11
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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
 Amount or
 Number of                                                          Date of
  Shares                          Investment                      Acquisition     Cost
  ------                          ----------                      -----------     ----
     74,900   Alliant Energy Corp., (144A), $4.91...............    05/24/00   $4,211,106
$ 1,340,000   American Greetings Corp., (144A), 7%, due
                07/15/06........................................    06/21/01    1,340,000
$ 2,025,000   Amkor Technology, Inc., (144A), 5.75%, due
                06/01/06........................................    06/22/01    1,851,338
$ 2,500,000   Aristocrat Leisure, Ltd., (144A), 5%, due
                05/31/06........................................    05/24/01    2,500,000
$ 8,000,000   ASM Lithography Holding N.V., (144A), 4.25%, due
                11/30/04........................................    11/19/99    8,108,025
$ 3,940,000   BEA Systems, Inc., (144A), 4%, due 12/15/06.......    12/14/99    4,059,805
$ 3,555,000   Charter Communications, Inc., (144A), 5.75%, due
                10/15/05........................................    10/25/00    3,555,000
$ 4,475,000   Comverse Technology, Inc., (144A), 1.5%, due
                12/01/05........................................    11/17/00    4,474,855
$ 2,840,000   Deutsche Bank AG, (144A), Exchangeable Enron
                Corp., 0%, due 11/18/04.........................    03/23/01    3,837,550
$ 1,765,000   E*TRADE Group, Inc., (144A), 6.75%, due
                05/15/08........................................    05/23/01    1,765,000
$ 4,020,000   Exchangeable Certificates Corp., (144A), 0.25%,
                due 07/17/06....................................    01/22/01    3,936,140
$ 4,430,000   GlobeSpan, Inc., (144A), 5.25%, due 05/15/06......    05/07/01    4,274,436
$ 4,000,000   Interpublic Group of Companies, Inc., (144A),
                1.87%, due 06/01/06.............................    05/26/99    3,506,548
 Principal
 Amount or
 Number of                                                          Date of
  Shares                          Investment                      Acquisition     Cost
  ------                          ----------                      -----------     ----
$ 3,925,000   Lehman Brothers Holdings, Inc., (144A), 0.25%, due
                02/02/06........................................    01/23/01   $3,925,000
$ 4,625,000   Mercury Interactive Corp., (144A), 4.75%, due
                07/01/07........................................    06/27/00    4,625,000
$ 7,000,000   News America Holdings, Inc., (144A), 0%, due
                02/28/21........................................    02/21/01    3,538,113
     72,300   QBE Insurance Group, Ltd., (144A), $4.00..........    08/01/00    3,615,000
      5,410   Radio One, Inc., (144A), $65.00...................    07/11/00    4,890,000
$ 2,685,000   Rational Software Corp., (144A), 5%, due
                02/01/07........................................    01/27/00    2,685,000
$11,120,000   Roche Holdings, Inc., Exchangeable Genentech,
                Inc., (144A), 0%, due 01/19/15..................    01/12/00    7,726,536
$ 1,290,000   Siebel Systems, Inc., (144A), 5.5%, due
                09/15/06........................................    09/15/99    1,290,000
$ 9,140,000   SPX Corp., (144A), 0%, due 02/06/21...............    01/31/01    5,316,068
$ 1,795,000   TranSwitch Corp., (144A), 4.5%, due 09/12/05......    09/06/00    1,795,000
$ 2,520,000   UBS AG, Exchangeable TranSwitch Corp., (144A),
                14%, due 04/25/02...............................    04/11/01    2,541,313
$ 8,280,000   Vitesse Semiconductor Corp., (144A), 4%, due
                03/15/05........................................    03/07/00    7,612,286
     62,600   Washington Mutual, Inc., (144A), $35.79...........    04/24/01    3,130,000

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (Unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 8--COMMON STOCK SUBSCRIPTION RIGHTS:

    Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on June 29, 2001. The rights entitled the shareholders to acquire one share of newly issued common stock for four rights held. At the termination of the subscription period on August 2, 2001, 8,450,030 shares of common stock were subscribed at a price of $7.77 per share.

NOTE 9--REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

    The Annual Meeting of Shareholders of the Fund was held on June 26, 2001. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding shares; (i) the election of Ernest O. Ellison, John C. Argue, Norman Baker, Jr., Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected (each Director received 37,795,458 affirmative votes; votes opposed/withheld 869,978; and votes abstained/exceptions 392,213); and (ii) approval of a new investment advisory and management agreement (votes for 36,695,917; votes against 1,128,766; and votes abstained 1,232,966); and (iii) the ratification of the selection of Deloitte & Touche LLP as independent aduitors of the Fund for the fiscal year ending December 31, 2001 (votes for 38,383,850; votes against 277,054; and votes abstained 396,745). 42,052,794 shares were outstanding on the record date of this meeting and 39,057,649 shares entitled to vote were present in person or by proxy at the meeting.

                                       13
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TCW CONVERTIBLE SECURITIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                    ENDED                           YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2001   ---------------------------------------------------------------
                                               (UNAUDITED)(A)      2000         1999         1998         1997         1996
                                               ---------------  -----------  -----------  -----------  -----------  -----------
Net Asset Value Per Share, Beginning of
  Period.....................................     $   8.48       $  11.32     $   9.37     $   9.21     $   8.51     $   8.36
                                                  --------       --------     --------     --------     --------     --------
Income from Operations:
  Net Investment Income......................         0.22           0.35         0.35         0.35         0.35         0.36
  Impact to Capital for Shares Issued........           --             --           --        (0.01)       (0.01)          --
  Impact to Capital for Shares Repurchased...           --           0.02           --           --           --           --
  Net Realized and Unrealized Gains (Losses)
    on Securities............................        (0.80)         (0.80)        3.15         0.85         1.23         0.77
                                                  --------       --------     --------     --------     --------     --------
        Total from Investment Operations.....        (0.58)         (0.43)        3.50         1.19         1.57         1.13
                                                  --------       --------     --------     --------     --------     --------
Less Distributions:
  Distributions from Net Investment Income...        (0.22)         (0.35)       (0.35)       (0.35)       (0.35)       (0.36)
  Distributions from Net Realized Gains......        (0.02)         (2.06)       (1.20)       (0.68)       (0.52)       (0.62)
  Distributions in Excess of Net Realized
    Gains....................................        (0.18)            --           --           --           --           --
                                                  --------       --------     --------     --------     --------     --------
        Total Distributions..................        (0.42)         (2.41)       (1.55)       (1.03)       (0.87)       (0.98)
                                                  --------       --------     --------     --------     --------     --------
  Net Asset Value Per Share, End of Period...     $   7.48       $   8.48     $  11.32     $   9.37     $   9.21     $   8.51
                                                  ========       ========     ========     ========     ========     ========
  Market Value Per Share, End of Period......     $   9.25       $  10.38     $   9.56     $   9.63     $   9.63     $   9.38
                                                  ========       ========     ========     ========     ========     ========
  Total Investment Return(1).................        (6.78)%(4)     34.95%       16.10%       11.41%       12.98%       11.75%
  Net Asset Value Total Return(2)............        (6.74)%(4)     (4.79)%      39.16%       13.34%       19.10%       13.94%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in thousands)...     $314,688       $352,555     $477,608     $393,588     $355,061     $271,267
  Ratio of Expenses to Average Net Assets....         0.76%(3)       0.69%        0.68%        0.73%        0.74%        0.77%
  Ratio of Net Investment Income to Average
    Net Assets...............................         5.46%(3)       2.88%        3.47%        3.73%        3.95%        4.12%
  Portfolio Turnover Rate....................        49.27%(4)     159.44%      119.92%      124.51%      132.99%      125.72%

(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.
(3)  Annualized.
(4) For the six months ended June 30, 2001 and not indicative of a full year's operating results.
(a) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was a decrease in net investment income and increase net realized and unrealized gains and losses by less than $0.01 per share and decreased the ratio of net investment income to average net assets from 5.50% to 5.46%. Per share data and ratio/ supplemental for periods prior to December 31, 2000 have not been restated to reflect this change in presentation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       14
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